Principal Funds, Inc.
Supplement dated June 24, 2019
to the Statutory Prospectus dated December 31, 2018
(as supplemented on March 1, 2019, March 18, 2019, April 29, 2019, and June 14, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, delete the Funds listed for Principal Real Estate Investors, LLC and replace with the following:

Funds:	a portion of Diversified Real Asset (real estate strategy and commercial mortgage backed securities strategy)
Real Estate Debt Income
Under Manager of Managers, delete the final paragraph and replace with the following:
The shareholders of each Fund have approved such Fund's reliance on the orders as follows:

Funds	Unaffiliated Order	Wholly-Owned Order	Majority-Owned Order*
Opportunistic Municipal	X
All Other Funds	X	X	X
*subject to the SEC granting that relief in the future